CSI Equity Fund
                                 Class A Shares





                       [GRAPHIC OMITTED][GRAPHIC OMITTED]








                       Prospectus dated October 7, 2005

This prospectus describes the CSI Fund (the "Fund"). The Fund is a separate series of shares offered by The World Fund, Inc. (the "Company"). A series fund offers you a choice of investments, with each series having its own investment objective and a separate portfolio. The Fund is authorized to offer four classes of shares, one of which, Class A Shares are offered by this prospectus. The Fund seeks long-term growth of capital by investing in a diversified portfolio of equity securities.



As with all mutual funds, the U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or completeness of this prospectus. It is a criminal offense to suggest otherwise.

                                TABLE OF CONTENTS

                                                                  PAGE
                                                                  ----


Risk/Return Summary..................................................1

Fees and Expenses....................................................3

Objective and Strategies.............................................4

Risks................................................................5

Management...........................................................6

Shareholder Information..............................................6

Purchasing Shares....................................................7

Redeeming Shares.....................................................8

Additional Information...............................................9

Distribution and Taxes..............................................11

Distribution Arrangements...........................................12

Financial Highlights................................................15

                               RISK/RETURN SUMMARY

Investment Objective -- Long-term growth of capital.

Principal Investment Strategies -- The Fund seeks to achieve price appreciation by investing in a diversified portfolio consisting primarily of common stocks. The primary selection of well-established, large capitalized companies throughout the world is consistent with the Fund's focus on capital preservation. The Fund utilizes both value and growth oriented investment strategies in the security selection process.

Principal Risks -- The principal risk of investing in the Fund is that the value of its investments are subject to market, economic and business risk that may cause the Fund's net asset value ("NAV") to fluctuate over time. Therefore, the value of your investment in the Fund could decline and you could lose money. There is no assurance that the adviser will achieve the Fund's objective.

The Fund's assets will be invested on a global basis. These investments may involve financial, economic or political risks not ordinarily associated with U.S. securities. The Fund's NAV may be affected by changes in exchange rates between foreign currencies and the U.S. dollar, different regulatory standards, less liquidity and more volatility than U.S. securities, taxes, and adverse social or political developments.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Investor Profile -- You may want to invest in the Fund if you are seeking long-term growth of capital and are willing to accept share prices that may fluctuate, sometimes significantly, over the short-term. The Fund will not be appropriate if you are seeking current income or are seeking safety of principal.

Performance Information -- The bar chart and table below show how the Fund has performed in the past and give some indication of the risks of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. As of the date of this prospectus, the Fund has not offered Class A Shares of the Fund. The returns shown below are for Investor Shares of the Fund which are offered in a separate prospectus. Class A Shares should have returns that are substantially the same because they represent interests in the same portfolio of securities and differ only to the extent that they bear different expenses. The bar chart shows how the performance of the Investor Shares of the Fund has varied from year to year. If the returns of the Investor Shares were restated to reflect the front-end sales charge that you pay when buying Class A Shares, the returns would be lower. In addition, the returns for Class A Shares would be different than the figures shown below because each class of shares has different expenses. The table compares the average annual total returns of the Investor Shares of the Fund for the periods ended December 31, 2004 to the Lipper Global Fund Index. Keep in mind that past performance (before and after taxes) may not indicate how well the Fund will perform in the future.

[bar chart goes here]

1998     26.10%
1999     29.45%
2000     10.52%
2001    (15.56%)
2002    (18.60%)
2003     23.22%
2004     10.24%

[end bar chart]

During the periods shown in the bar chart, the highest return for a calendar quarter was 26.23% (quarter ending December 31, 1998) and the lowest return for a calendar quarter was (15.15%)(quarter ending September 30, 2002). The return for the nine-month period ended September 30, 2005 was 2.21%.

                                            Average Annual Total Return
                                     (for the periods ending December 31, 2004)

                                                             Since
                                                             Inception
                                      One Year   Five Years  (10/15/97)
Fund-Investor Shares
  Before Taxes (1)                      10.24%     0.63%        7.49%
  After Taxes on Distributions(1)(2)    10.24%     0.26%        7.22%
    After Taxes on Distributions and
      Sale of Fund Shares (1)(2)         6.66%     0.42%        6.47%
Class A Shares (3)                       3.90%    (0.56%)       6.62%
=========================================================================
=========================================================================
Lipper Global Large Cap Core Index(4)   10.71%    (3.15%)       4.01%

(1) Prior to June 1, 2004, Investor Shares of the Fund were subject to the imposition of a maximum front-end sales of 5.75%. These returns represent the performance of Investor Shares but have been restated to reflect the fees of Class A Shares, but without any sales charges.

(2) After-tax returns presented are for Investor Shares only. After-tax returns for Class A Shares will be different. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3) These returns represent the performance of the Investor Shares of the Fund but have been restated to include the effect of the maximum 5.75% front-end sales charge payable on purchases of Class A Shares. Class A Shares are also subject to distribution fees at an annual rate of 0.35% of the Fund's Class A Shares' assets. If the performance of the Investor Shares of the Fund had been reduced by these distribution fees, the average annual total returns for the Investor Shares would have been lower.

(4) The Lipper Global Fund Index is an unmanaged index. The Lipper Global Fund Index is a composite of the total return of mutual Fund with the stated objective of investing at least 25% of their portfolio in securities outside of the United States and may own U.S. securities as well. The index is not adjusted to reflect deductions for fees, expenses or taxes that the SEC requires to be reflected in the Fund's performance.

                                FEES AND EXPENSES

Costs are an important consideration in choosing a mutual fund. Shareholders indirectly pay the costs of operating a fund, plus any transaction costs associated with buying and selling the securities a fund holds. These costs will reduce a portion of the gross income or capital appreciation a fund achieves. Even small differences in these expenses can, over time, have a significant effect on a fund's performance.

The following table describes the fees and expenses that you will pay directly or indirectly in connection with an investment in the Fund. The annual operating expenses, which cover the costs of investment management, administration, accounting and shareholder communications, are shown as an annual percentage of the average daily net assets.

-------------------------------------------------------------------
Shareholder Transaction Fees (fees paid directly from your
investment)
-------------------------------------------------------------------
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                                                    Class A
                                                    Shares
-------------------------------------------------------------------
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Maximum Sales Charge (Load)(1)                       5.75%
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Maximum Deferred Sales Charge (Load)(2)              None
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Maximum Sales Charge (Load)Imposed on Reinvested     None
Dividends and Distributions
-------------------------------------------------------------------
-------------------------------------------------------------------
Redemption Fees(3)                                   None
-------------------------------------------------------------------
-------------------------------------------------------------------
Exchange Fees(4)                                     None
-------------------------------------------------------------------
-------------------------------------------------------------------
Annual Operating Expenses (expenses that are deducted from Fund assets)
-------------------------------------------------------------------
-------------------------------------------------------------------
Management Fee                                       1.00%
-------------------------------------------------------------------
-------------------------------------------------------------------
Distribution (12b-1) and Service Fees                0.35%
-------------------------------------------------------------------
-------------------------------------------------------------------
Other Operating Expenses(5)                          0.49%
-------------------------------------------------------------------
-------------------------------------------------------------------
Total Fund Operating Expenses                        1.84%
-------------------------------------------------------------------

(1) As a percentage of offering price. Reduced rates apply to purchases of Class A Shares over $50,000, and the sales charge is waived for certain classes of investors.

(2) If you are in a category of investors who may purchase Class A Shares without a front-end sales charge, you will be subject to a 2.00% deferred sales charge if you redeem your shares within three hundred sixty (360) days of purchase.

(3) A shareholder electing to redeem shares by telephone will be charged $10 for each such redemption request.

(4) A shareholder may be charged a $10 fee for each telephone exchange.

(5) "Other Operating Expenses" are estimated for the current fiscal year and are based on Investor Shares of CSI for the fiscal year ended August 31, 2004.

Example:

The following expense examples show the expenses that you could pay over time. It will help you compare the costs of investing in the Fund with the cost of investing in other mutual Fund. The examples assume that you invest $10,000 in the Fund, you reinvest all dividends and distributions in additional shares of the Fund, you redeem all of your shares at the end of the periods indicated, you earn a 5.00% annual return, and the Fund's operating expenses remain the same. Because actual return and expenses will be different, the example is for comparison only.

Based on these assumptions, your costs would be:



                                       1 Year  3 Years  5 Years  10 Years
                                       ------  -------  -------  --------

Class A Shares(1)                      $751    $1,120   $1,513   $2,609


(1) The above examples assume payment of the maximum initial sales charge of 5.75% at the time of purchase. The sales charge varies depending upon the amount of Fund shares that an investor purchases. Accordingly, your actual expenses may vary.

                            OBJECTIVE AND STRATEGIES

The Fund's investment objective is to achieve long-term growth of capital. The Fund's investment objective is fundamental and may not be changed without the approval of a majority of the Fund's outstanding voting securities. There is no assurance that the adviser will achieve the Fund's investment objective.

The Fund seeks to achieve its investment objective by investing in a diversified portfolio consisting primarily of equity securities, such as common stocks and securities convertible into common stocks. Under normal market conditions, the Fund will have at least 80% of its net assets invested in such securities. This is not a fundamental policy and may be changed by the Board of Directors of the Company, without a vote of shareholders, upon 60 days' prior notice. The Fund will not be limited to investing in securities of companies of any size or to securities traded in any particular market.

The Fund's assets will be invested on a global basis to take advantage of investment opportunities both within the U.S. and outside the U.S. The foreign securities which the Fund purchases may be bought directly in their principal markets or may be acquired through the use of sponsored and unsponsored American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), European Depositary Receipts ("EDRs") and other types of Depositary Receipts (collectively "Depositary Receipts"), to the extent such Depositary Receipts become available. ADRs are Depositary Receipts typically issued by a U.S. bank or trust company evidencing ownership of underlying foreign securities. GDRs, EDRs and other types of Depositary Receipts are typically issued by foreign banks or trust companies, although they also may be issued by U.S. banks or trust companies, evidencing ownership of underlying securities issued by either a foreign or a United States corporation. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. For purposes of the Fund's investment policies, investments in Depositary Receipts will be deemed to be investments in the underlying securities.

While the Fund intends to remain substantially invested in common stocks and securities convertible into common stocks, it may invest in high quality money market instruments during times when excess cash is generated or when cash is held pending investment in suitable securities. Such money market investments include short-term U.S. Government securities or other forms of indebtedness, such as bonds, certificates of deposit or repurchase agreements.

Securities under consideration for purchase must meet a variety of criteria. No particular formulas are used, but rather emphasis is placed on those companies which the adviser believes are most likely to prosper under various economic conditions and which have demonstrated the ability to produce reliable earnings or dividend growth over the years. Among other things, balance sheet analysis, return on equity, price/earnings ratios and relative strength are included in the adviser's decision making process. In determining which portfolio securities to sell, the adviser considers the following: 1) when, in the adviser's opinion, the price of the shares is either not likely to increase or may decline because of their views on the prospects for the individual company or industry in which the company operates or general economics conditions; or 2) when the adviser thinks that the company fundamentals can no longer justify the price at which the stock trade.

                                      RISKS

Stock Market Risk -- The Fund is subject to stock market risk. Stock market risk is the possibility that stock prices overall will decline over short or long periods. Because stock prices tend to fluctuate, the value of your investment in the Fund may increase or decrease. The Fund's investment success depends on the skill of the adviser in evaluating, selecting and monitoring the portfolio assets. If the adviser's conclusions about growth rates or securities values are incorrect, the Fund may not perform as anticipated.

Foreign Investing Risk -- The Fund's s investments in foreign securities may involve risks that are not ordinarily associated with U.S. securities. Foreign companies are not generally subject to the same accounting, auditing and financial reporting standards as are domestic companies. Therefore, there may be less information available about a foreign company than there is about a domestic company. Certain countries do not honor legal rights enjoyed in the U.S. In addition, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments, which could affect U.S. investments in those countries.

Investments in foreign companies often are made in the foreign currencies, subjecting the investor to the risk of currency devaluation or exchange rate risk. In addition, many foreign securities markets have substantially less trading volume than the U.S. markets, and securities of some foreign issuers are less liquid and more volatile than securities of domestic issuers. These factors make foreign investment more expensive for U.S. investors. Mutual Fund offer an efficient way for individuals to invest abroad, but the overall expense ratios of mutual Fund that invest in foreign markets are usually higher than those of mutual Fund that invest only in U.S. securities.

Depositary Receipts -- In addition to the risks of foreign investment applicable to the underlying securities, unsponsored Depositary Receipts may also be subject to the risks that the foreign issuer may not be obligated to cooperate with the U.S. bank, may not provide additional financial and other information to the bank or the investor, or that such information in the U.S. market may not be current.

Temporary Defensive Positions -- When the adviser believes that investments should be deployed in a temporary defensive posture because of economic or market conditions, the Fund may invest up to 100% of its assets in U.S. Government securities (such as bills, notes, or bonds of the U.S. Government and its agencies) or other forms of indebtedness such as bonds, certificates of deposits or repurchase agreements For temporary defensive purposes, the Fund may hold cash or debt obligations denominated in U.S. dollars or foreign currencies. These debt obligations include U.S. and foreign government securities and investment grade corporate debt securities, or bank deposits of major international institutions. When the Fund is in a temporary defensive position, it is not pursuing its stated investment policies. The adviser decides when it is appropriate to be in a defensive position. It is impossible to predict how long such defensive strategies will be utilized.

                                   MANAGEMENT

The Company -- The World Fund, Inc. was organized under the laws of the State of Maryland in May, 1997. The Company is an open-end management investment company registered under the 1940 Act and is commonly known as a "mutual fund". The Company has retained the adviser to manage all aspects of the investments of the Fund.

Adviser -- CSI Capital Management, Inc. (the "Adviser") located at 445 Bush Street, 5th Floor, San Francisco, CA 94108-3725, manages the investments of the Fund pursuant to an Investment Advisory Agreement. Under the Advisory Agreement, the Adviser, subject to the general supervision of the Board of Directors of the Company, manages the Fund in accordance with its investment objective and policies, makes decisions with respect to, and places orders for, all purchases and sales of portfolio securities, and maintains related records.

The Fund pays the Adviser a monthly investment advisory fee at an annual rate of 1.00% of its average daily net assets. During the fiscal year ended August 31, 2004, the Adviser received investment advisory fees from the Fund at the annual rate of 1.00% of the Fund's average daily net assets.

Portfolio Manager -- Since the Fund's inception on October 15, 1997, Mr. Leland Faust has been primarily responsible for the day-to-day management of the Fund. Mr. Faust, who has been the President of the Adviser since its formation in 1978, is the President and Portfolio Manager of the Fund.

                             SHAREHOLDER INFORMATION

The Fund's share price, called its NAV per share, is determined and shares are priced as of the close of trading on the New York Stock Exchange ("NYSE") (generally, 4:00 p.m. Eastern time) on each business day (the "Valuation Time") that the NYSE is open. As of the date of this prospectus, the Fund are informed that the NYSE observes the following holidays: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. NAV per share is computed by adding the total value of a Fund's investments and other assets, subtracting any liabilities of the Fund and then dividing by the total number of Fund shares outstanding. Due to the fact that different expenses may be charged against shares of different classes of the Fund, the NAV of various classes may vary.

Class A Shares of the Fund are bought or exchanged at the public offering price per share next determined after a request has been received in proper form. The public offering price is equal to the NAV plus the applicable sales load. Shares of the Fund held by you are sold at the NAV per share next determined after a request has been received in proper form, less any applicable deferred sales charge. Any request received in proper form before the Valuation Time, will be processed the same business day. Any request received in proper form after the Valuation Time, will be processed the next business day.

The Fund's securities are valued at current market prices. Investments in securities traded on the national securities exchanges or included in the NASDAQ National Market System are valued at the last reported sale price. Other securities traded in the over-the-counter market and listed securities for which no sales are reported on a given date are valued at the last reported bid price. Short-term debt securities (less than 60 days to maturity) are valued at their fair market value using amortized cost. Debt securities are valued by appraising them at prices supplied by a pricing agent approved by the Company, which prices may reflect broker-dealer supplied valuations and electronic data processing techniques. Other assets for which market prices are not readily available are valued at their fair value as determined in good faith under procedures set by the Board of Directors. Depositary receipts will be valued at the closing price of the instrument last determined prior to the Valuation Time unless the Company is aware of a material change in value. Securities for which such a value cannot be readily determined on any day will be valued at the closing price of the underlying security adjusted for the exchange rate. The value of a foreign security is determined as of the close of trading on the foreign exchange on which it is traded or as of the scheduled close of trading on the NYSE, whichever is earlier. Portfolio securities that are listed on foreign exchanges may experience a change in value on days when shareholders will not be able to purchase or redeem shares of the Fund. Generally, trading in corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times before the scheduled close of the NYSE. The value of these securities used in computing the NAV is determined as of such times.

                                PURCHASING SHARES

Share Class Alternatives -- The Fund is currently authorized to offer investors four different classes of shares, one of which, Class A Shares are offered by this prospectus. The different classes of shares represent investments in the same portfolio of securities, but the classes are subject to different expenses and may have different share prices. When you buy shares be sure to specify the class of shares in which you choose to invest. Because each share class has a different combination of sales charges, expenses and other features, you should consult your financial adviser to determine which class best meets your financial objectives.

Share Transactions -- You may purchase and redeem Fund shares, or exchange shares of the Fund for those of another, by contacting any broker authorized by the distributor to sell shares of the Fund, by contacting the Fund at (888) 826-2520 or by contacting Fund Services, Inc. (the "Transfer Agent"), the Fund's transfer and dividend disbursing agent, at 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235 or by telephoning (800) 628-4077. Brokers may charge transaction fees for the purchase or sale of the Fund's shares, depending on your arrangement with the broker.

Customer Identification Program - Federal regulations require that the Company obtain certain personal information about you when opening a new account. As a result, the Company must obtain the following information for each person that opens a new account:

o     Name;

o     Date of birth (for individuals);

o Residential or business street address (although post office boxes are still permitted for mailing); and

o Social Security number, taxpayer identification number, or other identifying number.

You may also be asked for a copy of your driver's license, passport, or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.

After an account is opened, the Company may restrict your ability to purchase additional shares until your identity is verified. The Company also may close your account or take other appropriate action if they are unable to verify your identity within a reasonable time.

If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

Minimum Investments -- The minimum initial investment is $1,000. Subsequent investments must be in amounts of $50 or more. The Company may waive the minimum initial investment requirement for purchases made by directors, officers and employees of the Company. The Company may also waive the minimum investment requirement for purchases by its affiliated entities and certain related advisory accounts and retirement accounts (such as IRAs). The Company may also change or waive policies concerning minimum investment amounts at any time.

By Mail -- For initial purchases, the account application, which accompanies this prospectus, should be completed, signed and mailed to the Transfer Agent at 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235, together with your check payable to the Fund. Please be sure to specify which class of shares you wish to invest in. For subsequent purchases, include with your check the tear-off stub from a prior purchase confirmation, or otherwise identify the name(s) of the registered owner(s) and social security number(s).

Investing by Wire -- You may purchase shares by requesting your bank to transmit by wire directly to the Transfer Agent. To invest by wire, please call the Company at (888) 826-2520 or the Transfer Agent at (800) 628-4077 to advise the Company of your investment and to receive further instructions. Your bank may charge you a small fee for this service. Once you have arranged to purchase shares by wire, please complete and mail the account application promptly to the Transfer Agent. This account application is required to complete the Fund's records. You will not have access to your shares until the Fund's records are complete. Once your account is opened, you may make additional investments using the wire procedure described above. Be sure to include your name and account number in the wire instructions you provide your bank.

                                REDEEMING SHARES

You may redeem your shares at any time and in any amount by mail or telephone. For your protection, the Transfer Agent will not redeem your shares until it has received all the information and documents necessary for your request to be considered in proper order. You will be notified promptly by the Transfer Agent if your redemption request is not in proper order.

The Fund's procedure is to redeem shares at the NAV determined after the Transfer Agent receives the redemption request in proper order, less any applicable deferred sales charge. Payment will be made promptly, but no later than the seventh day following the receipt of the request in proper order. The Fund may suspend the right to redeem shares for any period during which the NYSE is closed or the SEC determines that there is an emergency. In such circumstances you may withdraw your redemption request or permit your request to be held for processing after the suspension is terminated. If you sell shares through a securities dealer or investment professional, it is such person's responsibility to transmit the order to the Fund in a timely fashion. Any loss to you resulting from failure to do so must be settled between you and such person.

Delivery of the proceeds of a redemption of shares purchased and paid for by check shortly before the receipt of the request may be delayed until the Fund determine that the Transfer Agent has completed collection of the purchase check which may take up to 15 days. Also, payment of the proceeds of a redemption request for an account for which purchases were made by wire may be delayed until the Fund receive a completed account application to permit the Fund to verify the identity of the person redeeming the shares, and to eliminate the need for backup withholding.

Redemption by Mail -- To redeem shares by mail, send a written request for redemption, signed by the registered owner(s) exactly as the account is registered. Certain written requests to redeem shares may require signature guarantees. For example, signature guarantees may be required if you sell a large number of shares, if your address of record on the account application has been changed within the last 30 days, or if you ask that the proceeds to be sent to a different person or address. Signature guarantees are used to help protect you and the Fund. You can obtain a signature guarantee from most banks or securities dealers, but not from a Notary Public. Please call the Transfer Agent at (800) 628-4077 to learn if a signature guarantee is needed or to make sure that it is completed appropriately in order to avoid any processing delays. There is no charge to shareholders for redemptions by mail.

Redemption by Telephone -- You may redeem your shares by telephone provided that you request this service on your initial account application. If you request this service at a later date, you must send a written request along with a signature guarantee to the Transfer Agent. Once your telephone authorization is in effect, you may redeem shares by calling the Transfer Agent at (800) 628-4077. There is no charge for establishing this service, but the Transfer Agent will charge your account a $10 service fee for each telephone redemption. The Transfer Agent may change the charge for this service at any time without prior notice.

Redemption by Wire -- If you request that your redemption proceeds be wired to you, please call your bank for instructions prior to writing or calling the Transfer Agent. Be sure to include your name, Fund account number, your account number at your bank and wire information from your bank in your request to redeem by wire.

                             ADDITIONAL INFORMATION

Signature Guarantees -- To help to protect you and the Company from fraud, signature guarantees are required for: (1) all redemptions ordered by mail if you require that the check be payable to another person or that the check be mailed to an address other than the one indicated on the account registration;
(2) all requests to transfer the registration of shares to another owner; and,
(3) all authorizations to establish or change telephone redemption service, other than through your initial account application.

In the case of redemption by mail, signature guarantees must appear on either:
(a) the written request for redemption; or (b) a separate instrument of assignment (usually referred to as a "stock power") specifying the total number of shares being redeemed. The Company may waive these requirements in certain instances.

The following institutions are acceptable signature guarantors: (a) participants in good standing of the Securities Transfer Agents Medallion Program ("STAMP");
(b) commercial banks which are members of the Federal Deposit Insurance Corporation ("FDIC"); (c) trust companies; (d) firms which are members of a domestic stock exchange; (e) eligible guarantor institutions qualifying under Rule 17Ad-15 of the Securities Exchange Act of 1934, as amended, that are authorized by charter to provide signature guarantees (e.g., credit unions, securities dealers and brokers, clearing agencies and national securities exchanges); and (f) foreign branches of any of the above. In addition, the Company will guarantee your signature if you personally visit its offices at 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235. The Transfer Agent cannot honor guarantees from notaries public, savings and loan associations, or savings banks.

Proper Form -- Your order to buy shares is in proper form when your completed and signed account application and check or wire payment is received. Your written request to sell or exchange shares is in proper form when written instructions signed by all registered owners, with a signature guarantee if necessary, is received.

Small Accounts -- Due to the relatively higher cost of maintaining small accounts, the Fund may deduct $50 per year (billed quarterly) from your account or may redeem the shares in your account, if it has a value of less than the required minimum. If you bring your account balance up to the required minimum no account fee or involuntary redemption will occur. The Company will not close your account if it falls below the required minimum solely because of a market decline. The Company reserves the right to waive this fee.

Automatic Investment Plan -- Existing shareholders, who wish to make regular monthly investments in amounts of $100 or more, may do so through the Automatic Investment Plan. Under the Automatic Investment Plan, your designated bank or other financial institution debits a pre-authorized amount from your account on or about the 15th day of each month and applies the amount to the purchase of shares. To use this service, you must authorize the transfer of Fund by completing the Automatic Investment Plan section of the account application and sending a blank voided check.

Exchange Privileges -- You may exchange all or a portion of your Fund shares for the shares of the same class of certain other funds having different investment objectives, provided that the shares of the fund you are exchanging into are registered for sale in your state of residence. Your account may be charged $10 for a telephone exchange. An exchange is treated as a redemption and purchase and may result in realization of a gain or loss on the transaction. You won't pay a deferred sales charge on an exchange; however, when you sell the shares you acquire in an exchange, you'll pay a deferred sales charge based on the date you bought the original shares you exchanged.

Modification or Termination -- Excessive trading can adversely impact fund performance and shareholders. Therefore, the Company reserves the right to temporarily or permanently modify or terminate the Exchange Privilege. The Company also reserves the right to refuse exchange requests by any person or group if, in the Company's judgment, the Fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. The Company further reserves the right to restrict or refuse an exchange request if the Company has received or anticipates simultaneous orders affecting significant portions of a Fund's assets or detects a pattern of exchange requests that coincides with a "market timing" strategy. Although the Company will attempt to give you prior notice when reasonable to do so, the Company may modify or terminate the Exchange Privilege at any time.

How To Transfer Shares -- If you wish to transfer shares to another owner, send a written request to the Transfer Agent. Your request should include (1) the name of the Fund and existing account registration; (2) signature(s) of the registered owner(s); (3) the new account registration, address, Social Security Number or taxpayer identification number and how dividends and capital gains are to be distributed; (4) any stock certificates which have been issued for the shares being transferred; (5) signature guarantees (See "Signature Guarantees"); and (6) any additional documents which are required for transfer by corporations, administrators, executors, trustees, guardians, etc. If you have any questions about transferring shares, call the Transfer Agent at (800) 628-4077.

Account Statements and Shareholder Reports -- Each time you purchase, redeem or transfer shares of the Fund, you will receive a written confirmation. You will also receive a year-end statement of your account if any dividends or capital gains have been distributed, and an annual and a semi-annual report.

Shareholder Communications -- The Fund may eliminate duplicate mailings of portfolio materials to shareholders who reside at the same address, unless instructed to the contrary. Investors may request that the Fund send these documents to each shareholder individually by calling the Fund at (888) 826-2520.

                             DISTRIBUTIONS AND TAXES

Dividends and Capital Gain Distributions -- Dividends from net investment income, if any, are declared and paid annually for the Fund. The Fund intends to distribute annually any net capital gains.

Distributions from the Fund will automatically be reinvested in additional shares of the Fund, unless you elect to have the distributions paid to you in cash. There are no sales charges or transaction fees for reinvested dividends and all shares will be purchased at NAV. If the investment in shares is made within an IRA, all dividends and capital gain distributions must be reinvested.

Unless you are investing through a tax deferred retirement account, such as an IRA, it is not to your advantage to buy shares of a Fund shortly before the next distribution, because doing so can cost you money in taxes. This is known as "buying a dividend". To avoid buying a dividend, check the Fund's distribution schedule before you invest.

Taxes -- In general, Fund distributions are taxable to you as either ordinary income or capital gains. This is true whether you reinvest your distributions in additional shares of a Fund or receive them in cash. Any capital gains a Fund distributes are taxable to you as long-term capital gains no matter how long you have owned your shares. Other distributions (including distributions attributable to short-term capital gains of a Fund) will generally be taxable to you as ordinary income. Every January, you will receive a statement that shows the tax status of distributions you received for the previous year. Distributions declared in December but paid in January are taxable as if they were paid in December.

When you sell shares of the Fund, you may have a capital gain or loss. For tax purposes, an exchange of your shares of the Fund for shares of a different fund of the Company is the same as a sale. The individual tax rate on any gain from the sale or exchange of your shares depends on how long you have held your shares.

Fund distributions and gains from the sale or exchange of your shares will generally be subject to state and local income tax. The one major exception to these principles is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax deferred retirement account) will not be currently taxable. Foreign exchange gains or losses realized on the sale of securities generally are treated as ordinary income or loss by the Fund and may increase or decrease Fund distributions to you. Non-U.S. investors may be subject to U.S. withholding and estate tax. You should consult with your tax adviser about the federal, state, local or foreign tax consequences of your investment in the Fund.

By law, the Fund must withhold 30% of your taxable distribution and proceeds if you do not provide your correct taxpayer identification number (TIN) or certify that your TIN is correct, or if the IRS has notified you that you are subject to backup withholding and instructs the Fund to do so.

                            DISTRIBUTION ARRANGEMENTS

The Fund is offered through financial supermarkets, advisers and consultants, financial planners, brokers, dealers and other investment professionals, and directly through the Fund's distributor. Investment professionals who offer shares may request fees from their individual clients. If you invest through a third party, the policies and fees may be different than those described in this prospectus. For example, third parties may charge transaction fees or set different minimum investment amounts. If you purchase your shares through a broker-dealer, the broker-dealer firm is entitled to receive a percentage of the sales charge you pay in order to purchase Fund shares. Class A Shares are subject to a front-end sales charge and a deferred sales chare of 2.00% on shares redeemed within 360 days of purchase and for which no front-end sales charge was paid. The following schedule governs the percentage to be received by the selling broker-dealer firm for selling Class A Shares:

Amount of Purchase          Sales Charge as a Percentage  Dear Discount
At the Public                            of               as Percentage
Offering Price                 Offering     Net Amount    of
                               Price        Invested      Offering Price

Less than $50,000             5.75%          6.10%        5.00%
$50,000 but less than         4.50%          4.71%        3.75%
$100,000
$100,000 but less than        3.50%          3.63%        2.75%
$250,000
$250,000 but less than        2.50%          2.56%        2.00%
$500,000
$500,000 but less than        2.00%          2.04%        1.75%
$1,000,000
$1,000,000 or more            1.00%          1.01%        1.00%


If you are in a category of investors who may purchase Class A Shares without paying a front-end sales charge, you will be subject to a 2.00% deferred sales charge if you redeem your shares within 360 days of purchase. Shares acquired through reinvestment of dividends or capital gain distributions are not subject to a front-end or deferred sales charge. In addition, the deferred sales charge on shares purchased without the payment of a front-end sales charge and redeemed within 360 days of purchase may be waived in certain circumstances. The deferred sales charge on redemptions of shares is computed based a percentage of the NAV at the time the shares were purchased, net of reinvested dividends and capital gains distributions. The deferred sales charge would equal 2.00% of the offering price and of the net amount invested. In determining whether to charge a deferred sales charge, we will assume that you have redeemed shares on which there is no deferred sales charge first and then shares in the order of purchase. Shareholders who received Class A Shares as a result of the reorganization of the Matterhorn Growth Fund, Inc. shall be exempt from the 2.00% deferred sales charge on shares received in the reorganization.

Sales charge reductions and waivers -- To receive a reduction or waiver of your initial sales charge, you or your financial consultant must notify the Fund's transfer agent or your financial intermediary at the time of purchase that you qualify for such a reduction or waiver. If you do not let your financial intermediary or the Fund's transfer agent know that you are eligible for a reduction or waiver, you may not receive the reduction or waiver to which you are otherwise entitled. Certain individuals and employer-sponsored retirement plans may link accounts for the purpose of qualifying for lower initial sales charges. You or your financial consultant must provide other account numbers to be considered for Rights of Accumulation, or mark the Letter of Intent section on the account application, or provide other relevant documentation, so that the Fund's transfer agent can verify your eligibility for the reduction or exception. In order to receive a reduction or waiver, you may be required to provide your financial intermediary or the Fund's transfer agent with evidence of your qualification for the reduction or waiver, such as records regarding Fund shares held in accounts with that financial intermediary and other financial intermediaries. Consult the Fund's Statement of Additional Information for additional details.

You can reduce your initial sales charge in the following ways:

Right of Accumulation -- After making an initial purchase, you may reduce the sales charge applied to any subsequent purchases. Your Class A Shares purchased will be taken into account on a combined basis at the current net asset value per share in order to establish the aggregate investment amount to be used in determining the applicable sales charge. Only previous purchases of Class A Shares that are still held in the Fund and that were sold subject to a sales charge will be included in the calculation. To take advantage of this privilege, you must give notice at the time you place your initial order and subsequent orders that you wish to combine purchases. When you send your payment and request to combine purchases, please specify your account number(s).

Statement of Intention -- A reduced sales charge on Class A Shares of the Fund, as set forth above, applies immediately to all purchases where the investor has executed a Statement of Intention calling for the purchase within a 13-month period of an amount qualifying for the reduced sales charge. The investor must actually purchase the amount stated in such statement to avoid later paying the full sales charge on shares that are purchased.

Combine with family member -- You can also count toward the amount of your investment all investments by your spouse and your children under age 21 (family members), including their rights of accumulation and goals under a letter of intent. Certain other groups may also be permitted to combine purchases for purposes of reducing or eliminating sales charges, such as: a retirement plan established exclusively for the benefit of an Individual, specifically including, but not limited to, a Traditional IRA, Roth IRA, SEP IRA, SIMPLE IRA, Solo 401(k), Keogh plan, or a tax-sheltered 403(b)(7) custodial account; and a qualified tuition plan account, maintained pursuant to Section 529 of the Code, or a Coverdell Education Savings Account, maintained pursuant to Section 530 of the Code (in either case, the account must be established by an Individual or have an Individual named as the beneficiary thereof).

Waiver of Front-End Sales Charges

No sales charge shall apply to:

(1)   reinvestment of income dividends and capital gain distributions;

(2)   exchanges of Fund's shares for those of another fund of the Company;

(3) purchases of Fund shares made by current or former directors, officers, or employees, or agents of the Company, the Adviser, Vontobel Fund Distributors, and by members of their immediate families, and employees (including immediate family members) of a broker-dealer distributing Fund shares;

(4) purchases of Fund shares by the distributor for its own investment account and for investment purposes only;

(5) a "qualified institutional buyer," as that term is defined under Rule 144A of the Securities Act of 1933, including, but not limited to, insurance companies, investment companies registered under the 1940 Act, business development companies registered under the 1940 Act, and small business investment companies;

(6) a charitable organization, as defined in Section 501(c)(3) of the Internal Revenue Code (the "Code"), as well as other charitable trusts and endowments, investing $50,000 or more;

(7) a charitable remainder trust, under Section 664 of the Code, or a life income pool, established for the benefit of a charitable organization as defined in Section 501(c)(3) of the Code;

(8) investment advisers or financial planners who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services; and clients of those advisers or financial planners who place trades for their own accounts if the accounts are linked to the master account of the investment adviser or financial planner on the books and records of the broker or agent;

(9) institutional retirement and deferred compensation plans and trusts used to fund those plans, including, but not limited to, those defined in section 401(a), 403(b) or 457 of the Code and "rabbi trusts";

(10) the purchase of Fund shares, if available, through certain third-party fund "supermarkets." Some fund supermarkets may offer Fund shares without a sales charge or with a reduced sales charge. Other fees may be charged by the service-provider sponsoring the fund supermarket, and transaction charges may apply to purchases and sales made through a broker-dealer; and

(11) purchases of Fund shares by former shareholders of the Matterhorn Growth Fund, Inc.

Additional information regarding the waiver of sales charges may be obtained by calling the Company at (888) 826-2520. All account information is subject to acceptance and verification by the Fund's distributor.

General

The Company reserves the right in its sole discretion to withdraw all or any part of the offering of shares of the Fund when, in the judgment of the Fund's management, such withdrawal is in the best interest of the Fund. An order to purchase shares is not binding on, and may be rejected by, the Fund until it has been confirmed in writing by the Fund and payment has been received.

Rule 12b-1 Fees

The Board of Directors has adopted a Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act for Class A Shares. Pursuant to the Rule 12b-1 Plans, the Fund may finance from the assets of a particular class certain activities or expenses that are intended primarily to result in the sale of shares of such class. The Fund finances these distribution and service activities through payments made to the Fund's distributor. The fee paid to the Fund's distributor by each class is computed on an annualized basis reflecting the average daily net assets of a class, up to a maximum of 0.35% for Class A Shares. Up to 0.25% of the total amount of 12b-1 fees of each class may be used to pay for certain shareholder services provided by institutions that have agreements with the Fund's distributor to provide those services. Because these fees are paid out of a classes' assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost more than paying other types of sales charges.

Shareholder Communications

The Fund may eliminate duplicate mailings of portfolio materials to shareholders who reside at the same address, unless instructed to the contrary. Investors may request that the Fund send these documents to each shareholder individually by calling the Fund at (888) 826-2520.

                              FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Fund's financial performance for the period of the Fund's operations or the period since the Fund began offering a particular class of shares. As of the date of this prospectus, the Fund has not offered Class A Shares. The information in the Fund table is for Investor Shares. Certain information reflects financial results for a single share. The total returns in the tables represent the rate that an investor would have earned [or lost] on an investment in shares of a Fund (assuming reinvestment of all dividends and distributions). The financial highlights for the six-month period ended February 28, 2005 is unaudited. The financial highlights for the annual periods ended August 31, 2000 through August 31, 2004 have been audited by Tait, Weller and Baker, independent auditors, whose unqualified report thereon, along with the Fund's financial statements, are included in the Fund's Annual Report to Shareholders (the "Annual Report") and are incorporated by reference into the SAI. Additional performance information for the Fund is included in the Annual Report. The Annual Report and the SAI are available at no cost from the Fund at the address and telephone number noted on the back page of this prospectus. The following information should be read in conjunction with the financial statements and notes thereto.

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR -- Investor Shares

                                                            Investors Class
                                    -------------------------------------------
                                    -------------------------------------------
                            Six Months             Years ended August 31,
                            Ended
                            February
                            28, 2005
                                    -------------------------------------------
                                    -------------------------------------------
                           (unaudited)    2004    2003    2002     2001     2000
                                    -------------------------------------------
                                    -------------------------------------------

  Per Share Operating
  Performance            $ 14.20      $ 12.66  $ 12.07 $ 13.62 $  18.37 $  13.36
  Net asset value,     ---------    --------------------------------------------
  beginning of year

  Income from investment
  operations-               0.05         0.04    0.05       --    0.01   (0.02)
    Net investment
    income(loss)            1.17         1.55    0.54   (1.54)  (3.45)    5.03
    Net realized and    ---------    -------------------------------------------
    unrealized gain (loss)
    on investments

  Total from investment      1.22         1.59    0.59   (1.54)  (3.44)     5.01
  operations            ---------    -------------------------------------------

  Less distributions-
    Distributions
    from net                  --       (0.05)  0.00/[1]/(0.01)      --       --
    investment income         --           --       --      --  (1.31)       --
    Distributions from  ---------    -------------------------------------------
    capital gains

    Total distributions       --       (0.05)    0.00   (0.01)  (1.31)       --
                        ---------    -------------------------------------------

    Net asset value,
    end of year          $ 15.42      $ 14.20  $ 12.66 $ 12.07 $  13.62 $  18.37
                         =======      =======  ======= ======= ======== ========

  Total Return              8.56%       12.55%   4.91%  (11.31%)(19.32%)  37.50%

  Ratios/Supplemental Data
    Net assets, end of   $72,379      $68,205  $69,428 $74,829 $104,283 $113,673
    year (000's)
  Ratio to average net
    assets/ (A)/-
    Expenses /(B)/        1.49%*        1.49%   1.49%    1.51%   1.45%    1.44%
    Expenses - net /(C/   1.49%*        1.49%   1.49%    1.51%   1.44%    1.44%
    Net investment income
    (loss)                0.62%*        0.23%   0.36%    0.00%   0.06%  (0.14%)
Portfolio turnover rate  10.16%       25.11%  10.28%   15.86%  17.16%   22.69%

*Annualized

 / [1] / - less than one  cent


/(A)/ Administrative fee waivers and reimbursement of expenses reduced the expense ratio and increased net investment income ratio by 0.08% for the year ended August 31, 2003.

/(B)/ Expense ratio has been increased to include custodian fees which were offset by custodian credits for the year ended August 31, 2001.

/(C)/ Expense ratio - net reflects the effect of the custodian fee credits the Fund received for the year ended August 31, 2001.

You'll find more information about the Fund in the following documents:

The Fund's annual and semi-annual reports will contain more information about the Fund and a discussion of the market conditions and investment strategies that had a significant effect on the Fund's performance during the last fiscal year.

For more information about the Fund, you may wish to refer to the Company's SAI dated January 3, 2005, which is on file with the SEC and incorporated by reference into this Prospectus. You can obtain a free copy of the SAI by writing to The World Funds, Inc. , 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235, by calling toll free (800) 527-9525 or by e-mail at: mail@shareholderservices.com. General inquiries regarding the Fund may also be directed to the above address or telephone number.

Information about the Company, including the SAI, can be reviewed and copied at the SEC's Public Reference Room, 450 Fifth Street NW, Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090. Reports and other information regarding the Fund are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington D.C. 20549-0102.

(Investment Company Act File No. 811-8255)